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                                                                     Exhibit (s)

                                POWER OF ATTORNEY

     We, the undersigned officers and Trustees of Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund, a Massachusetts business trust, do hereby severally constitute and appoint Alan R. Dynner, Thomas E. Faust Jr., James B. Hawkes and James L. O'Connor, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, Registration Statements and any and all amendments (including post-effective amendments) to such Registration Statements on Form N-2 filed by Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund with the Securities and Exchange Commission in respect of any class of shares of beneficial interest and other documents and papers relating thereto.

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

      Signature                   Title                              Date
      ---------                   -----                              ----
/s/ Duncan W. Richardson
-------------------------   President and Principal             March 15, 2004
Duncan W. Richardson           Executive Officer

/s/ James L. O'Connor
-------------------------   Treasurer and Principal Financial   March 15, 2004
James L. O'Connor                and Accounting Officer

/s/ Jessica M. Bibliowicz
-------------------------            Trustee                    March 15, 2004
Jessica M. Bibliowicz

/s/ James B. Hawkes
-------------------------            Trustee                    March 15, 2004
James B. Hawkes

/s/ Samuel L. Hayes, III
-------------------------            Trustee                    March 15, 2004
Samuel L. Hayes, III

/s/ William H. Park
-------------------------            Trustee                    March 15, 2004
William H. Park

/s/ Ronald A. Pearlman
-------------------------            Trustee                    March 15, 2004
Ronald A. Pearlman

/s/ Norton H. Reamer
-------------------------            Trustee                    March 15, 2004
Norton H. Reamer

/s/ Lynn A. Stout
-----------------------              Trustee                    March 15, 2004
Lynn A. Stout